UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 21, 2005

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

        As discussed in Item 5.02 below, NovaDel Pharma Inc. (the “Company”) announced today that Dr. Henry Kwan, Head of Pharmaceutical Sciences, was terminated without cause from employment with the Company on October 20, 2005. Dr. Kwan had been employed by the Company pursuant to a written employment agreement dated as of December 21, 2004 (the “Employment Agreement”), which was previously filed as Exhibit 10.36 of the Company’s Form 8-K/A with the Securities and Exchange Commission on December 23, 2004. The Employment Agreement provided for an initial term of three years. In connection with Dr. Kwan’s termination from employment, the Employment Agreement was terminated, effective as of October 20, 2005.

        Pursuant to the employment agreement, the Company will continue to pay to Dr. Kwan his base salary for a period of six (6) months from October 20, 2005 and any accrued and unpaid bonus and expense reimbursement amounts through the date of termination. Such amount will be reduced by any amounts otherwise actually earned during the six-month period following the termination of his employment. In addition, for a period of one year from October 20, 2005, the Company shall provide continuation coverage under all major medical and other health, accident, life or other disability plans or programs in which Dr. Kwan participated immediately prior to his termination. All stock options granted by the Company to Dr. Kwan that had not vested as of October 20, 2005 expired on October 20, 2005 pursuant to the terms of the Employment Agreement.

        The information set forth in Item 5.02 is incorporated by reference in this Item 1.01.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On October 21, 2005, the Company issued a press release announcing that Dr. Henry Kwan, Head of Pharmaceutical Sciences, was terminated without cause from employment with the Company on October 20, 2005. The Company intends to engage a qualified search firm to assist the Board of Directors in conducting a search for candidates to become Head of Pharmaceutical Sciences of the Company. In the interim, Dr. Kwan’s direct reports will report to the Chief Operating Officer until such time as a new Head of Pharmaceutical Sciences is appointed. A copy of the press release of NovaDel Pharma Inc. dated October 21, 2005, announcing the termination is attached as Exhibit 99.1.

        The information set forth in Item 1.01 is incorporated by reference in this Item 5.02.

Item 7.01   Regulation FD

        A copy of a press release announcing Dr. Kwan’s termination without cause is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

        The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 9.01   Financial Statements and Exhibits.

(c)              Exhibits

Exhibit       Description

99.1             Press release dated October 21, 2005 entitled "NovaDel Pharma Inc. Announces Management Change"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: General Counsel

Date:  October 21, 2005

EXHIBIT INDEX

Exhibit       Description

99.1             Press release dated October 21, 2005 entitled "NovaDel Pharma Inc. Announces Management Change"